Exhibit 99.1

Analyst Day June 2021

Team and presenters Founding Partner of True Wind Capital. Former Founder and Head of KKR Global Technology Group Board experience includes LPRO, AVGO, GDDY, NXPI, JAZZ, AEPI, MDTH, EK and many private companies Holds an MBA from Harvard Business School Partner at True Wind Capital. Former investment professional at Google Capital and KKR Serves on the Boards of LRPO and ZIXI Holds an MBA from Harvard Business School Spent 17 years with Cellebrite, 16 as Chief Executive Officer Prior to Cellebrite, served as Director of Sales for ITS Telecom and VP Commercial for Siemens Serves on the Board of the US - Israeli Chamber of Commerce and Industry Holds an MBA from the Ludwig - Maximilians University in Munich, Germany Spent 6 years with Cellebrite as Chief Financial Officer Prior to Cellebrite, served as CFO and then President for Polymer Logistics Holds a Masters degree from the Swinburne University of Technology Dana Gerner Chief Financial Officer Yossi Carmil Chief Executive Officer Adam Clammer Founding Partner, True Wind Capital Brandon Van Buren Partner, True Wind Capital

mark@blueshirtgroup.com or anateh@cellebrite.com Email your questions:

Dis c laimer This presentation (“Presentation”) contains proprietary and confidential information of Cellebrite DI Ltd. (“Cellebrite” or the “Company”) and TWC Tech Holdings II Corp. (“TWC II”) and the entire contents should be considered “Confidential Information.” This Presentation is made solely for informational purposes, and no representation or warranty, express or implied, is made by Cellebrite, TWC II or any of their representatives as to the information contained in these materials or disclosed during any related presentations or discussions. The recipient of this Presentation shall keep this Presentation and its contents confidential, shall not use this Presentation and its contents for any purpose other than as expressly authorized by Cellebrite and TWC II and shall be required to return or destroy all copies of this Presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this Presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. This Presentation is for informational purposes and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Cellebrite, TWC II or any of their respective affiliates. The information contained herein does not purport to be all - inclusive. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Cellebrite, TWC II or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, investment banks, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes. Neither Cellebrite nor TWC II has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. TWC II and Cellebrite assume no obligation to update any information in this Presentation, except as required by law. Important Information About the Business Combination and Where to Find It In connection with the proposed business combination, Cellebrite has filed a registration statement on Form F - 4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement/prospectus, and certain other related documents, to be distributed to TWC II stockholders in connection with TWC Tech Holdings’ solicitation of proxies for the vote by its stockholders with respect to the proposed business combination. After the registration statement has been filed and declared effective by the SEC, TWC Tech Holdings will mail a definitive proxy statement / prospectus to its stockholders as of the record date established for voting on the proposed business combination and the other proposals regarding the proposed business combination set forth in the proxy statement. Cellebrite or TWC Tech Holdings may also file other documents with the SEC regarding the proposed business combination. Before making any investment or voting decision, stockholders and other interested persons are advised to read, when available, the registration statement and preliminary proxy statement / prospectus and any amendments thereto, and the definitive proxy statement / prospectus in connection with TWC Tech Holdings’ solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed business combination because these materials will contain important information about Cellebrite, TWC Tech Holdings and the proposed transaction. Stockholders will also be able to obtain a copy of the preliminary proxy statement / prospectus and the definitive proxy statement / prospectus once they are available, without charge, at the SEC’s website at www.sec.gov, or at Cellebrite’s website at www.cellebrite.com, or by directing a request to: TWC Tech Holdings II Corp., Four Embarcadero Center, Suite 2100, San Francisco, CA 94111. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. P a r t ici p an t s i n t h e S o lici t a t i o n Cellebrite and TWC Tech Holdings and their respective directors and officers may be deemed participants in the solicitation of proxies of TWC Tech Holdings stockholders in connection with the proposed business combination. TWC Tech Holdings stockholders, Cellebrite’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Cellebrite and TWC Tech Holdings at Cellebrite’s website at www.cellebrite.com, or in TWC Tech Holdings’ Annual Report on Form 10 - K for the fiscal year ended December 31, 2020, respectively. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to TWC Tech Holdings’ stockholders in connection with the proposed transaction may be obtained by reading the proxy statement / prospectus for the proposed transaction. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction may be obtained by reading the proxy statement / prospectus for the proposed transaction. N o O ff e r o r S o lici t a t i o n This Presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This Presentation also does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom. I n d u s t r y an d M a r k e t D a t a This Presentation includes information and statistics regarding market participants in the sectors in which Cellebrite competes and other industry data which was obtained from third - party sources, including reports by market research firms and company filings. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but TWC II and Cellebrite will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Disclaimer

Use of Non-GAAP Financial Measures

This Presentation includes non-GAAP financial measures. TWC II and Cellebrite believe that these non-GAAP measures are useful to investors for two principal reasons. First, they believe these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by Cellebrite's management to assess its performance. TWC II and Cellebrite believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies. In addition, such information and data may not be included in, may be adjusted in or may be presented differently in any proxy statement or registration statement to be filed by TWC II with the SEC. A reconciliation of certain of these non-GAAP financial measures to their most comparable GAAP measure is set forth in a table included at the end of this Presentation.

Projections

This Presentation contains projected financial information with respect to Cellebrite. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See "Forward Looking Statements" paragraph below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of TWC II nor the independent registered public accounting firm of Cellebrite audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and, accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation.

Forward Looking Statements

This Presentation also contains forward-looking statements, which may be identified by such words as "may", "should", "would", "plan", "intend", "expect", "believe", "anticipate", "estimate", "predict", "potential", "seem", "seek", "continue", "future", "will", "outlook", or other similar expressions, words or phrases, or by their context. These statements include statements regarding the industry in which the combined companies will operate, future events, the proposed transactions between TWC II and Cellebrite, the estimated or anticipated future results and benefits of the combined company following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts. These statements are made on the basis of current knowledge and current expectations of TWC II and Cellebrite management and, by their nature, involve numerous assumptions and uncertainties and are not predictions of actual performance. Nothing set forth herein should be regarded as a representation, warranty, or prediction that TWC II or Cellebrite will achieve or are likely to achieve any particular future result.

Various factors could cause actual future results, performance or events to differ materially from those described herein. This Presentation does not purport to be all-inclusive or to contain all the information that a prospective investor may desire in making an evaluation.
Some of the factors that may impact future results and performance may include, without limitation:

- The impact of pending and future litigation and governmental investigations and inquiries;
- Changes in U.S. federal, U.S. state, and non-U.S. laws and regulations, their interpretation, their enforcement, or the regulatory climate applicable to our business, and their impact on our ability to operate our business;
- Errors, failures, defects or bugs in our products, which could expose us to financial and legal harm and adversely affect our operating results and growth prospects;
- The loss of one or more members of TWC II or Cellebrite management teams;
- Failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the business of TWC II and Cellebrite;
- The transition to becoming a public company, resulting increases in legal, accounting and compliance expenses, and the impact of our public financial and other disclosures on our negotiations and arrangements with key counterparties;
- Those discussed in TWC II's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 under the heading "Risk Factors" and other documents of TWC II on file with the SEC or in the other documents that will be filed with the SEC by TWC II.

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Investment highlights Cellebrite is the clear market leader with 99% win rate within digital intelligence Massive $12B+ market opportunity for digital intelligence (“DI”) solutions with major secular tailwinds supporting continued growth Unique mission critical end - to - end digital intelligence platform that serves the world’s leading government agencies and enterprises at each stage of the investigative lifecycle Rapidly growing Enterprise opportunity with segment revenue projected to double by 2023 Fragmented landscape of point solutions with numerous actionable targets and significant resources to support execution of highly strategic M&A thesis World class, mission driven management team with deep industry expertise Compelling financial profile with ~50% ARR growth and 145%+ ARR net retention in LTM March 2021; attractive valuation of 6.4x 2022E revenue represents a 35% + discount to median of public comparables

Business overview Market overview Investment highlights Transaction overview Financial overview A pp e n d i x Table of contents 1 2 3 4 5 6

Our mission is to protect and save lives, accelerate justice and preserve privacy in global communities

World's leading provider of DI for investigations

Highlights

- Undisputed leader in investigative Digital Intelligence ("DI")
- Technology makes data accessible, digestible and actionable
- Top research team built from elite Israeli intelligence units
- 6,700 customers across federal, state, local and enterprise
- High visibility recurring revenue business model with best-in-class growth and margin profile

Cellebrite by the numbers

$12B+
TAM (2023)

~$200M
ARR (2021E)

50%+
ARR Growth[2]

99%
Win Rate[1]

145%+
ARR Net Dollar Retention[3]

~80%
Gross Margin[3]

~20%
Adjusted EBITDA Margin[3]

[1] Denoted as won opportunities/actual mobile collect & review opportunities where actual opportunities equal total opportunities less opportunities canceled due to customer loss of budget.
[2] As of March 31, 2021
[3] LTM ended March 31, 2021.
Figures presented are non-GAAP financial measures. Please reference audited financials for historical GAAP financials.

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Cellebrite empowers the world's leading government agencies and enterprises

Federal

100+ North American Federal Accounts

14 of 15 U.S Cabinet Executive Departments

EU

25 of 27 member E.U. National Police

State & Local

2,700+ North American State and Local Accounts

50 of 50 U.S. States

Police Departments at **20 of Largest 20** U.S. Cities

Police Departments at **11 of Largest 20** Cities Globally

Enterprise

9 of Top 10 **Accounting Firms**

6 of Top 10 **Pharma Companies**

8 of Top 10 U.S. **Commercial Banks**

5 of Top 10 **Auto Manufacturers**

6 of Top 10 **Petroleum Refiners**

6 of Top 10 **Telecom companies**

9 of Top 10 U.S. **Software Companies**

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Investigations today are manual, slow, and siloed


Collect & Review
On-site manual collection
Assigned team
Backlog
Transfer of evidence
Lab
Slow and cumbersome first responses
Manual and error prone
Not integrated across platforms
100's cases in backlog
Analyze
Initial handling
Post processing storage
Backlog
Manual review of data
Rely on a few overwhelmed people, with limited tech, to uncover insights
Disconnected, remote processing
100's of cases backlog
Takes months to get results
Management
Print hard copy
Other constituents receive hard copy
Get approved to share
Officers transfer file via car
Siloed task forces
Slow, manual
Error prone
Data loss due to miscommunication

Loss of critical evidence, slow time-to-insight and inefficient cross department collaboration

Criminal cases are solved inefficiently or not solved at all

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Cellebrite delivers a comprehensive DI software platform

COLLECT & REVIEW

Fast and Automated approach to capturing data from digital sources

ANALYZE

Processing the data fast with advanced analytics and AI

MANAGE

Breaking down silos and enabling collaboration


DATA SOURCES
Lab Practitioners
Investigators & Analysts
DI PLATFORM
Agency Management
Prosecutors
DATA TYPES

OUTCOMES

- Accelerated investigations
- Increased crime clearance rates
- Earning community confidence
- Protecting data privacy

Empowering Chiefs of Investigations & Intelligence with end-to-end investigative platform

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Collect & Review solution overview Value Proposition: Capture critical investigative data from digital sources Key Benefits Deep & thorough extraction of evidentiary data Broadest range of device & profile support Unsurpassed decoding Powerful review Key Functions Extract, decode and review data from the most digital sources Unlock / bypass security Apps, locations, media, messaging Remote computer collection and analysis (New Functionality) Collect & Review Analyze Manage Cellebrite’s DI Platform Growth Vectors Cross - sell / upsell new and expanded offerings: Premium, Remote Collection Target users Examiner, Investigator Example Digital Sources Smartphones, Laptops, Memory sticks, GPS devices, Cloud & Social Media, Vehicles, Drones

Analyze solution overview

Value Proposition: Automates and accelerates analysis of investigative data and the delivery of insights

Key Functions

- AI-based investigative analytics solutions help investigative teams fuse and enrich data:
  - Enables seamless automation of analysis
  - Accelerates data management and delivery of insights
  - Provides visualization of suspect journey
- Recent introductions to Analyze portfolio:
  - Enterprise-grade functionality updates, enhanced UX/AI

Key Benefits

- Expedites time-to-evidence in investigations
- Automatically surfaces formatives leads and actionable insights
- Accelerates time-to-evidence by up to 30x
- Cross-case connections and agency collaboration capabilities **(New Functionality)**

Growth Vectors

Upsell existing offering (Pathfinder) to customer base / new buying centers

Extension of Investigative Analytics offerings (SaaS, Crypto, Early Case Assessment)

Target users

Examiner, Investigator, Analyst


PATHFINDER

Collect & Review	Analyze	Manage
Cellebrite's DI Platform		

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Manage solution overview Value Proposition: Provides orchestration of investigative workflows Key Benefits Saves time and cuts operational costs Provides operational visibility & control Key Functions Manage deployment & utilization of solutions Define and enforce permissions & access control Store and share investigative data Oversight dashboards Collect & Review Analyze Manage Cellebrite’s DI Platform Target users Investigation administrator, Agency management Growth Vectors Expand within existing customer base of leading public safety agencies

A platform for delivering social good Corporate policies & governance • Monitoring and policy administration conducted by in - house compliance and outside counsel • Board - level oversight by ethics committee • Prioritize a human - rights based approach Built - in technology controls • Platform designed to protect privacy and prevent misuse of IP • Products provide for termination of license and/or blocking software updates in case of misuse Regulatory adherence • Strict adherence to all relevant Israeli, US and E.U. regulations and controls • Information systems proactively restrict engagement with sanctioned companies and banned countries Contractual conditions • Contracts address ethics, privacy and human rights • Legally - sanctioned investigations only, geographically limited • Customers are strictly prohibited from reselling to unidentified end customers Cellebrite is a powerful platform … …making sure it’s used appropriately is of paramount importance to our mission

Product Demo

Business overview Market overview Investment highlights Transaction overview Financial overview A pp e n d i x 1 2 3 4 5 6 Table of contents

Digital evidence is rapidly proliferating The " explosion " in digital evidence is driven by: Growth in the volume of digital devices Growth in the amount of data per device Growth in number of exhibits per case A suspect may have 8 smartphones around the house, sometimes the investigators collect so many devices we need to meet in order to strategize. Sources: Cellebrite Proprietary Research 2020 0 . 30 1 .57 2 0 10 Data storage on digital devices increased 2,000 - 8,000 times in 17 years Global smartphones sold 2010 to 2020 (in billions) 2020E Global IP traffic (exabytes per month) 122 3 96 2 0 17 2 0 22E

Explosion in digital evidence is transforming public safety

- Digital evidence plays a critical role in the judicial system
- Digital transformation in public safety is complex and leads to resources / capabilities being pushed to the field
- Transformation starts at large agencies and gradually expands towards medium and small agencies

59%
Investigative cases containing Digital evidence

> *We use UFED in 100% of our homicide cases.*
> – Head of Homicide Dept. (major Federal agency)

60-70%
Medium and large agencies[1] have acquired some type of investigative analytics system

5%
Analytical potential utilized by medium and large agencies[1]

Sources: Cellebrite Proprietary Research 2020
[1] Medium (Tier 2) and large (Tier 1) agencies refer to the top ~1,100 public safety agencies out of ~6,400 relevant public agencies

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Public safety’s digital transformation will drive meaningful growth across our suite of solutions Proliferation of digital sources Exponential growth in data volume Increased difficulty to access data Complexity and variety of data sources Complexity of investigations creates need for digital collaboration Increasing need to define and enforce permissions / access control across agencies and geographies The need for centralized storage (support sharing, workstreams, etc.) Increased need for automated fusing and enriching of growing data sets Refined algorithms to digest and surface leads Broader necessity of the visualization of the suspect journey More complex relationships amongst digital data sources needed to solve A nal y ze Manage Collect & Review crimes Cellebrite's end - to - end Digital Intelligence platform is uniquely positioned to meet evolving customer needs

Massive digital intelligence market – $12B+ TAM in 2023 $2. 7 B $0.8B $ 1 . 7 B $ 1 .6B $ 1 2. 3 B TAM by Domain $5.5B Collection & Investigative Management Review Analytics Services eDiscovery & CI 1 T AM USD N um b er of agencies Avg. spend p er a g e n cy 2 Federal $4.7B State & Local $6.0B TAM by Customer Private Sector $1.6B $12.3B Sources: Cellebrite proprietary research 2020. 1 Corporate investigations. 2 250 Tier 1 agencies, 850 Tier 2 agencies and 5,300 Tier 3 agencies. 3 Assumes Tier 3 agencies do not purchase analytics tools. 4 Refers to software solutions only. 5 Blended spend per agency (the higher the agency Tier the larger the spend per agency). 6,40 0 2 X $4 15K 5 1 , 1 0 0 3 X $4,850 K 5 1 , 1 0 0 3 X $ 72 0K 5 6,40 0 2 X $ 27 0K 5 $730M Co ll e c t . 4 + $870M Process 3

Business overview Market overview Investment highlights Transaction overview Financial overview A pp e n d i x 1 2 3 4 5 6 Table of contents

Significant near - term growth opportunity 5x 1 increase in spend on in - house discovery and investigations M &A Targeted, di s c ip l in e d approach Private sector growth New and e x t e n d e d offering Premiu m Enterprise Cloud & SaaS Remote collection New buying centers within existing logos Net new e xp a n sio n 1 Source: The State of E Discovery Guide 2020 by Exterro and ACEDS.

Cellebrite is the clear market leader Industry standard in digital investigations 90%+ of relevant public safety agencies are customers Significant growth opportunity into existing base 99% Win Rate 1 145%+ ARR Net Retention 3 Sticky solution with remarkable win rates 20% Market penetration Source: Cellebrite proprietary research 2020. 1 Denoted as won opportunities/actual mobile collect & review opportunities where actual opportunities equal total opportunities less opportunities canceled due to customer loss of budget. 2 As of March 31, 2021. 3 LTM March 31, 2021

DI addresses larger budgets within existing accounts Digital Intelligence offering Lab offering 40K Examiners 1 00K Analysts 1Million Investigators “For every $1 spent in the lab there is a $4 DI offering opportunity” Source: Cellebrite Proprietary Research 2020.

Example of ARR expansion outside of core Collection & Review offering 4 9 $ 15 0K $ 75 0K Collection & Review Full DI offering # o f s o l u tion s A RR 5x ARR expansion o pp or t u nity Note: Represents illustrative mid - sized customer. Figures are rounded.

Significant private sector growth opportunity

Enterprise pain points...

1. Missing eDiscovery suite of tools
2. Unsolved internal security incidents
3. Limited access to suspected employee's data

...translate into continuous growth opportunities

Increased capacity (licenses) and upsell

Distributed remote collection and analysis platform

Mobile Elite and remote collection platform

~10% of revenue

Early adoption eDiscovery Corporate investigations

Private sector TAM is expected to reach **$1.6bn** in 2023

~20% of revenue

↑ Broad adoption, More use cases

↑ + 500 customers

↑ Increased ARPC [1]

67 of Fortune 100 are Cellebrite customers

Source: Cellebrite proprietary research 2020.

[1] Average Revenue Per Customer.

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Multiple vectors for near - term inorganic growth TAM Expansion Customer A c q u i s it i o n Investigative A nal y tic s (I A) eDiscovery, Corp Investigations & IA C o l l e cti o n & Review Command & Control M&A strategy defined by target segment’s projected impact on value creation objectives Product & Feature E nhan c e m en t s Transaction will provide meaningful resources to execute on M&A pipeline of 25+ targets

YTD 21 customer and partnership successes

Customer Traction

- Increasing number of multi-solution large deals
  - 1 customer **>$5M**
  - 8 customers >**$1M**
- First Cellebrite Pathfinder implementation on agency's **private cloud** for deployment to dispersed branches
- Solid traction for upcoming release of Cellebrite Premium ES with **3 deals booked ahead of** product availability

Strategic Partnership

- Long time customer: **Singapore's Ministry of Home Affairs**
  - Collaboration agreement with the Ministry's Science and Technology Agency, **HTX**
  - Future joint **development activities** to prototype, test and advance solutions aimed at accelerating investigations
  - Cellebrite is the **first technology vendor to participate** in the program, alongside selected system integrators

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Uniquely positioned in the competitive landscape Full Device Access Enabled by a Deep Understanding of Data Structures Data Analytics capabilities No Device A cc e s s Integrated Suite Point Solutions Data Collection & Review capabilities Cellebrite is uniquely positioned as an industry leader in both data collection and analytics, allowing us to provide deeper insights to customers

What differentiates Cellebrite from other players Strong, global brand with 10+ years of developing an end - to - end digital intelligence platform to fuse and enrich investigative data Deeply entrenched installed base of 5,000 public safety and 1,700 Enterprise customers Intrinsic knowledge of the industry and undisputed market leader in mobile and computer access Solid Sales platform in 140 countries Top research team from elite intelligence units (e.g. 8200) generating unmatched capabilities

Business overview Market overview Investment highlights Transaction overview Financial overview A pp e n d i x 1 2 3 4 5 6 Table of contents

Financial highlights Sustainable ARR Growth ~53% ARR Growth Q1 ’21 Best - in - class Retention metrics 148% Net Retention LTM Mar - 21 98% Gross Retention 2020 Strong Margin profile 83% Gross Margin LTM Mar - 21 21% Adj. EBITDA Margin LTM Mar - 21 Note: non - GAAP metrics defined in the appendix.

Sustainable ARR growth $ 7 6 $80 $83 $92 $96 $ 1 09 $ 1 21 $ 13 7 $ 1 50 $261 $197 Q 1 - 1 9 A Q 2 - 1 9A Q 3 - 1 9A Q 4 - 1 9A Q 1 - 20A Q 2 - 2 0 A Q 3 - 20A Q4 - 20A Q 1 - 2 1 A 20 2 1 E 20 2 2E 1 Growth rates compare to the reported ARR from the same quarter end in the prior year. % Total ARR Growth (YoY) 1 26% 3 7% 28% 49% 2 7% 2 3 21% % 4 6% 44% 3 2% 53%

Consistent ARR growth driven by expansion $ 72 $ 9 2 $ 1 37 $ 1 9 7 $ 2 61 $4 $ 16 $6 $ 39 $6 $ 54 $ 6 $ 58 2018 Total ARR New Net 2019 Logo Land Upsell/downsell Total ARR New Net 2020 Logo Land Upsell/downsell Total ARR New Net 2021 Logo Land Upsell/downsell Total ARR New Net 2022 Logo Land Upsell/downsell Total ARR 28% 49% 44% G rowt h % ov e r b a se ARR e a ch year 2 0 1 9 A 2 0 2 0A +6% +22% +7% +42% +4% +40% 32% +3% +29% 2 0 21 E 2 0 22E

1 5% 1 6% 3 6% 33% 2 7% 2 7% 2 0 1 9 A 2 0 2 0A 2 0 2 1 E 2 0 22E G &A S &M R&D 76% Operating leverage from disciplined investment 78% 7 4% 6 8% Gross Margin Operating Expenses 1 as % of Revenue 7 9% 8 0% 81% 81% 9 2% 9 3% 9 3% 9 3% 2 0 1 9 A 2 0 2 0A 2 0 2 1 E 2 0 22E Total Gross Margin Subscription Gross Margin 1 Excluding public company expenses.

2021E 2022E ARR Growth 44% 32% Revenue Growth 21% 20% Adjusted EBITDA Margin 1 15% 18% Long Term 22 – 27% 20 – 24% 25 – 35% Financial forecast Strong operational metrics 1 Excluding deferred customer acquisition costs adjustments as per updated accounting guidance and benchmarking, and as will be reported forward.

Business overview Market overview Investment highlights Transaction overview Financial overview A pp e n d i x 1 2 3 4 5 6 Table of contents

True Wind overview

TRUE WIND

Firm	Track Record	Focus

Firm

- San Francisco-based private equity firm
- 75+ years of collective investing experience
- True Wind's founding partners were previously the founding members of KKR's technology franchise
- Fifteen full-time investment professionals with deep technology investing expertise

Track Record

- Track record of excellence with principals leading 30+ platform investments with $75+ billion in total transaction value and $15+ billion of invested equity
- Repeat SPAC issuer: First transaction reached combination with Open Lending (NASDAQ: LPRO), resulting in successful outcome; second transaction with A Place for Rover (NASDAQ: NEBC) recently announced following a significantly oversubscribed PIPE raise
- Successful public company experience: GoDaddy, Avago/Broadcom, NXP, Jazz Pharma, Zix, Open Lending, Safeway, Owens Illinois, Reltec, Amphenol

Focus

- Investing in differentiated, leading TMT companies
- Broad mandate across multiple technology sectors:
  - Infrastructure Software
  - Financial Technology
  - Healthcare IT
  - Industrial Technology
  - Vertical Software
  - Hardware
  - IT Services
  - Internet / Digital Media

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Transaction overview 6 5% 3% 1 3% Key Proposed Transaction Terms Fully Diluted Enterprise Value of ~$1.8B (6.4x 2022E Revenue) Current owners will retain ~65% ownership in public Cellebrite Transaction will result in $430M of cash added to the balance sheet to fund accretive M&A and other strategic initiatives Management to rollover 85%+ of their existing equity Illustrative Pro Forma Capitalization Share Price at Close $10.00 PF Shares C u rre n t S h are h old ers 146 Public Shareholders 48 PIPE 30 Sponsor 6 Total Shares Outstanding 230 Unvested Employee Equity 1 Awards 9 F D T ot a l Sh are s Outstanding 239 Fu lly Di l ut ed Sha res O utstan d in g 2 39 Fully Diluted Equity Value - Estimated Company Cash 2 , 3 91 150 - C as h t o Ba l an ce Sh eet 43 0 Total Enterprise Value 1,811 Sponsor to defer 7.5M founder shares: 3.0M at $12.50, 3.0M at $15.00, 1.5M at $30.00 2022 ARR $261 6.9x Seller earnout of 15M shares: 5M at $12.50, 5M at $15.00, 5M 2022 Revenue $283 6.4x at $17.50 2022 EBITDA $51 35.5x Illustrative Post - Transaction Ownership Sources and Uses ($M) Sources SPAC Cash in Trust 480 PIPE 300 Total Sources 780 Uses Cash to Balance Sheet 430 Cash to Existing Holders 300 Transaction Fees & Expenses 50 Total Uses 780 Public S h a r e h o l d e rs 20% PIPE S p o n s o r Current S h a r e h o l d e r s 2 Note: Shares and Dollars are in millions unless otherwise noted. 1 Reflects dilutive impact calculated using the treasure stock method of estimated employee unvested equity awards at close; 2 Includes Unvested Employee Equity Awards.

Transaction timing and certainty

Business combination expected to close in Q3 2021 with significant deal certainty given that minimum cash requirement has predominately been fulfilled through the $300M of PIPE agreements already in place

Diligence & Documentation → **Regulatory Review Process** → **Shareholder Vote & Deal Close**

- **April 8th, 2021** Deal Announcement & Signed Business Combination Agreement
- **May 17th, 2021** Cellebrite Files Preliminary F-4 with the Securities & Exchange Commission
- **June 7th, 2021** Cellebrite Announces Q1'21 Financial Results Highlighting Continued Strength and Trajectory
- **Summer 2021** Deal Roadshow & Shareholder Vote to Consummate Transaction
- **Expected Close: Q3 2021**

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Business overview Market overview Investment highlights Transaction overview Financial overview A ppe n dix 1 2 3 4 5 6 Table of contents

($K) March 20A March 21A ARR 98,542 150,480 YOY Growth - % 28.9% 52.7% Subscriptions 25,523 40,521 Perpetual License & Others 7,960 7,743 Professional Services 5,251 5,019 Total Revenue 38,734 53,283 YOY Growth - % 2 (3.4%) 37.6% Gross Profit 29,114 45,097 Gross Profit - % 75.2% 84.6% Adjusted EBITDA 1 (1,859) 11,288 Non - GAAP EBITDA - % (4.8%) 21.2% Financial summary – Q1 1 Excluding deferred customer acquisition costs adjustments as per updated accounting guidance and benchmarking, and as will be reported forward.

($K) 2019A 2020A 2021E 2022E ARR 91,920 136,970 197,274 260,826 YOY Growth - % 28.5% 49.0% 44.0% 32.2% Subscriptions 86,647 129,745 180,876 228,500 Perpetual License & Others 59,175 42,136 26,538 20,484 Professional Services 26,032 23,032 28,223 33,816 Total Revenue 1 171,854 194,913 235,637 282,800 YOY Growth - % 14.8% 13.4% 20.9% 20.0% Gross Profit 136,031 157,034 190,827 228,293 Gross Profit - % 79.2% 80.6% 81.0% 80.7% Adjusted EBITDA 2 19,352 31,118 35,681 51,034 Adj EBITDA - % 11.3% 16.0% 15.1% 18.0% Financial summary - annual 1 Including intercompany charges of 688K in Q4 2019 and Intercompany credit of 258K in Q4 2 2 E 0 x 2 c 0 l . uding deferred customer acquisition costs adjustments as per updated accounting guidance and benchmarking, and as will be reported forward.

Adjusted EBITDA reconciliation – Q1 ($K) March 20A March 21A Net Income (Loss) in Financial Statements (7,257) 3,590 Financial Income (142) (366) T ax E x penses 901 1,163 Share Based Compensation Expenses 1,822 1,699 Amortization of Intangible assets 129 388 Acquisition Related Cost 1,666 3,721 Non - GAAP EBIT (2,881) 10,195 Non - GAAP EBIT - % (7.4%) 19.1% Depreciation & Amortization 1,022 1,093 Adjusted EBITDA 1 (1,859) 11,288 Adj EBITDA - % (4.8%) 21.2% 1 Excluding deferred customer acquisition costs adjustments as per updated accounting guidance and benchmarking, and as will be reported forward.

Adjusted EBITDA reconciliation - annual ($K) 2019A 2020A 2021E 2022E Net Income (Loss) in Financial Statements (1,876) 5,781 14,017 30,096 Financial Income (2,935) (2,179) (1,920) (2,400) One - time Expense 4,034 1,519 - - T ax E x penses 3,291 5,616 4,426 9,504 Share Based Compensation Expenses 12,759 7,271 5,811 5,903 Amortization of Intangible assets - 1,289 1,547 1,547 Acquisition Related Cost - 6,542 6,500 1,083 C ap i tal Loss f r om F A Di sposal - 689 - - Non - GAAP EBIT 15,273 26,528 30,381 45,734 Non - GAAP EBIT - % 8.9% 13.6% 12.9% 16.2% Depreciation & Amortization 4,079 4,590 5,300 5,300 Adjusted EBITDA 1 19,352 31,118 35,681 51,034 Adj EBITDA - % 11.3% 16.0% 15.1% 18.0% D e f e rr ed C ust o m er Ac q u i s i t i on C ost 1,902 3,724 7,947 9,057 Adjusted EBITDA (as presented April 8 th ) 21,254 34,842 43,628 60,091 Adj EBITDA - % 12.4% 17.9% 18.5% 21.2% 1 Excluding deferred customer acquisition costs adjustments as per updated accounting guidance and benchmarking, and as will be reported forward.

Cellebrite delivers the capabilities to solve more cases with less resources, unlocking a massive social benefit to communities dealing with serious and pervasive crimes

Case involvement

500K+[1]

Cases utilize Cellebrite's solutions annually

Time to evidence

30x+[2]

Faster time-to-collect/analyze evidence

Operational efficiency

~40%[2]

Investigation efficiency improvement

[1] Refers only to serious crimes in which DI tools are absolutely relevant and necessary, such as homicides, drug trafficking, kidnapping, etc. Cellebrite tools are also utilized in many other cases.
[2] Based on customer feedback.

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Proven land - and - expand upsell motion Note: Cellebrite currently offers a total of 13 solutions (excluding additional services). $ 2 1 $ 2 1 $ 13 8 2018 2 Solutions 2020 4 Solutions 20 1 9 ~7x ARR Growth $ 23 4 $ 2 4 7 $1,150 20 1 9 Tier 1: Large U.K. PD ($K) Tier 2: U.S. City PD ($K) ~5x ARR Growth 2018 5 Solutions UFED Physical Analyzer Pathfinder Enterprise Premium Cloud 2020 12 Solutions Responder Pathfinder Desktop Seeker Smart Translator Inspector Commander Digital Collector UFED Physical Analyzer Premium P a t h fi nder

Deep cache of active zero - day exploits allows differentiated access across device ecosystem Proven, consistent track record of enabling access to encrypted devices over the past 10 years Systematized ability to generate useful research assets or “zero - day exploits” to enable device access 5x increase in research assets generated annually over the past 6 years Clear path forward to continue generating access methods with visibility for the next 3 - 5 years Cellebrite’s unique systematized research approach specializes in generating durable assets as compared to other methods World class talent from elite intelligence units (8200) 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 Cumulative Zero - Day Assets

Publicly traded comparable companies overview CAGR CY20 - 22E Revenue Growth Recurring Revenue % 2 CY22E EBITDA Margin Comparability to Cellebrite EV/CY22 Revenue Source: As of 5/28/21. Company filings, Wall Street Research, FactSet. Note: ‘nm’ denotes not meaningful multiples <0x or >100x; “na” denotes not available; Values represent peer medians. 1 Not included in peer benchmarking; 2 Stated recurring revenue or based on subscription / SaaS component; 3 Calculated by adding revenue CAGR 20 - 22E and 22E EBITDA margin. Relevance Selected peers Rule of 40 3 27% 73% 19% x Similar growth rate, profitability and vertical focus x Common customer profile and core public sector addressable market 10.1x Security & Infrastructure Software Publi c S af ety p eers p eers Bu s i n e s s M o d el p eers 36% 21% 76% 9% x Similar growth rate and revenue model x Common security and infrastructure related secular trends ™ Divergent customer profiles and vertical market focus 9.8x 30% 16% 55% 8% x Vertical model with clear leadership in attractive markets x Undergoing some level of business model transition ™ Divergent customer profiles and vertical market focus 11.9x 23% 1

18 % Median: 19% 28% 1 9% 4% 2 6% 12% 9% 8% 7% 2% 1 6% 8% 5 % Operational benchmarking 2 0% 2 9% 27% 1 6% 27% 2 4% 23% 18% 1 4% 9% 18% 1 6% 4% CAGR CY20 - 22E Revenue Growth EBITDA Margin 2022E Source: As of 5/28/21. Company filings, Wall Street Research, Factset. Business Model peers Public Safety peers Security & Infrastructure Software peers Median: 27% Median: 21% Median: 16% Median: 9% Median: 8% Median: 18% Median: 9%

3 5 . 5x 5 6 . 5 x 32 . 6x 93.4x 86.0x 55 . 2 x 7 6 . 9x Valuation benchmarking 6 . 4x 1 0 . 9x 1 0 . 1x 9 . 2 x 1 4 . 3 x 1 0 . 4x 1 0 . 0x 9 . 5 x 8 . 5 x 7 . 9x 1 5 . 7 x 11 . 9x 9 . 3 x nm nm Source: As of 5/28/21. Company filings, Wall Street Research, CapIQ, Factset. Note: ‘nm’ denotes not meaningful multiples <0x or >100x. nm nm nm nm E V /Re v e n u e 2 0 22E EV/EBITDA 2022E Median: 11.9x Median: 44.5x Median: 86.0x Median: 76.9x Business Model peers Public Safety peers Security & Infrastructure Software peers Median: 10.1x Median: 9.8x Median: 10.1x Median: 66.7x

1 0. 9x 1 0. 1x 1 4 . 3x 1 0. 4x 10.0x 9 .5x 8.5x 7 . 9x R² = 0.3248 4 .0 x 6 .0 x 8.0 x 1 0 . 0x 1 2 . 0 x 1 4 . 0 x 1 6 .0 x 8% 9% 10% 11% 12% 13% 14% 15% 16% 17% 18% 19% 20% 21% 22% 23% 24% 25% 26% 27% CY 2020 – CY 2022E Revenue CAGR Source: As of 5/28/21. Company filings, Wall Street Research, Factset. Based on Public Safety Peers and Security & Infrastructure Software Peers only. Excludes TYL and NXL; Calculation of R 2 does not include Cellebrite 2 8% 29% 30% Compelling valuation discount to high growth peers TEV / CY 2022E Revenue 6.4x

Definitions 1. Annual Recurring Revenue: Annual recurring revenue (“ARR”) is defined as the annualized value of active term - based subscription license contracts and maintenance contracts related to perpetual licenses in effect at the end of that period. Subscription license contracts and maintenance contracts for perpetual licenses are annualized by multiplying the revenue of the last month of the period by 12. 2. Subscription Revenue: Is defined as revenue from recurring, term - based license contracts and ongoing services related to core offerings. Subscription revenue is recognized ratably over the subscription term with a portion of revenue, related to the term - based license, recognized upfront. 3. Net Retention: Dollar - based net retention rate is calculated by dividing customer recurring revenue by base revenue. We define base revenue as recurring revenue we recognized from all customers with a valid license at the last quarter of the previous year period, during the four quarters ended one year prior to the date of measurement. We define our customer revenue as the recurring revenue we recognized during the four quarters ended on the date of measurement from the same customer base included in our measure of base revenue, including recurring revenue resulting from additional sales to those customers. 4. Gross Retention: Gross revenue retention is calculated by dividing customer revenue excluding upsells by base revenue. We define base revenue as revenue we recognize from all customers in the last quarter of the previous year period, during the four quarters ended one year prior to the date of measurement. We define customer revenue excluding upsells as the revenue we recognize during the four quarters ended on the date of measurement from the same customer base included in our measure of base revenue, excluding upsells / cross - sells. The measure captures the weighted average dollar loss versus 100% from the customer base.

Key risks Investing in the PIPE offering (the “Offering”) involves a high degree of risk. Below is a non - comprehensive list of certain risks and uncertainties associated with Cellebrite DI Ltd. (the “Company,” “we,” “us” and “our”). You should carefully consider these risks and uncertainties, together with the Company’s consolidated financial statements and related notes, and should carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this offering, before making an investment decision. There are many risks that could affect the business and results of operations of the Company, many of which are beyond its control. If any of these risks or uncertainties occurs, the Company’s business, financial condition and/or operating results could be materially and adversely harmed, the value of the Company’s equity securities may decline, and any investor in the Offering may lose all or part of its investment. Risks relating to the business of the Company will be disclosed in future documents filed or furnished by the Company and/or TWC Tech Holdings II Corp. (“TWC II”) with the United States Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the proposed transactions between the Company and TWC II. The risks presented in such filings will be consistent with those that would be required for a public company in their SEC filings, including with respect to the business and securities of the Company and TWC II and the proposed transactions between the Company and TWC II, and may differ significantly from, and be more extensive than, those presented below. • If we do not continue to develop technologically advanced products and successfully integrate with the software products used by our customers, our future revenue and operating results may be negatively affected. • Real or perceived errors, failures, defects or bugs in our platform could adversely affect our results of operations, growth prospects and reputation. • A failure to maintain sales and marketing personnel productivity or retain, hire and integrate additional sales and marketing personnel could adversely affect our results of operations and growth prospects. • The recent global COVID - 19 outbreak could negatively impact our business and operations. • We are materially dependent on acceptance of our products by law enforcement markets and government agencies, both domestic and international. If law enforcement and other government agencies do not continue to purchase and use our products, our revenue will be adversely affected. • Current and future competitors could have a significant impact on our ability to generate future revenues and profits. • If our products are inadvertently or deliberately misused by customers, such customers may achieve sub - optimal results, which could lead to the perception that our products are low - quality. • If we fail to manage future growth effectively, our business could be harmed. • Our future growth depends in part on our ability to introduce new products and add - ons and our failure to do so may harm business and operating results. • We do not generally engage in ecommerce, which may result in the purchase process being more difficult for customers compared to other businesses. • Issues in the use of artificial intelligence (“AI”) (including machine learning) in our platforms may result in reputational harm or liability. • Higher costs or unavailability of materials used to create hardware could adversely affect our financial results. • Fluctuations in foreign currency exchange rates could materially affect our financial results. • The sales cycle for some of our products can be lengthy. • If we are unable to retain qualified personnel and senior management, including Yossi Carmil, our Chief Executive Officer, and hire and retain additional qualified personnel, our business could suffer. • Our sales to government clients expose us to business volatility and risks, including government budgeting cycles and appropriations, early termination, audits, investigations, sanctions and penalties. • A decline in government budgets, changes in spending or budgetary priorities, or delays in contract awards may significantly and adversely affect our future revenue and limit our growth prospects. • Evolving government procurement policies and increased emphasis on cost over performance could adversely affect our business. • Changes in civil forfeiture laws may affect our customers’ ability to purchase our products. • Our revenue from private sector clients could be adversely affected by any weakening of economic conditions. • Failure to adequately obtain, maintain, protect and enforce our intellectual property and other proprietary rights could adversely affect our business. • Some of our software and systems contain open source software, which may pose particular risks to our proprietary applications. • Other companies may claim that we infringe their intellectual property, which could materially increase costs and materially harm our ability to generate future revenue and profits. • Certain of our products may be perceived as, or determined by the courts to be, a violation of privacy rights and related laws. Any such perception or determination could adversely affect our revenue and results of operations. • Certain of our products may be used by customers in a way that is, or that is perceived to be, incompatible with human rights. Any such perception could adversely affect our reputation, revenue and results of operations. • We may not enter into relationships with potential customers if we consider their activities to be inconsistent with our organizational mission or values. • We occasionally have limited access to third party data, and if our security measures are breached and unauthorized access to this data is obtained, our network, data centers and services may be perceived as not being secure, customers may curtail or stop using our service and we may incur significant legal and financial exposure and liabilities. • Our business is subject to complex and evolving U.S. and non - U.S. laws and regulations regarding privacy, data protection and security, technology protection, and other matters. Many of these laws and regulations are subject to change and uncertain interpretation, and could result in claims, changes to our business practices, monetary penalties, increased cost of operations, or otherwise harm our business. • We may in the future become involved in legal, regulatory, or administrative inquiries and proceedings, and unfavorable outcomes in litigation or other of these matters could negatively impact our business, financial conditions, and results of operations. • We are subject to Israeli export laws, and any noncompliance with these laws could negatively impact our operating results. • Failure to comply with laws, regulations, or contractual provisions applicable to our business could cause us to lose government customers or our ability to contract with the U.S. and other governments. • Joint ventures, platform partnerships, and strategic alliances may have a material adverse effect on our business, results of operations and prospects. • We may acquire or invest in companies and technologies, which may divert our management’s attention, and result in additional dilution to our stockholders. We may be unable to integrate acquired businesses and technologies successfully or achieve the expected benefits of such acquisitions or investments. • Natural disasters and other events beyond our control could harm our business. • Our international operations expose us to business, political and economic risks that could cause our operating results to suffer. • If our goodwill or intangible assets become impaired, we may be required to record a significant charge to earnings. • Our provision for income taxes and effective income tax rate may vary significantly and may adversely affect our results of operations and cash resources. • Our pricing structures for our platform and services may change from time to time. • If we fail to maintain an effective system of internal controls, our ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired